UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 28, 2008

KNBT Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50426	38-3681905
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

90 Highland Avenue, Bethlehem, Pennsylvania		18017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 861-5000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangementsof Certain Officers.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

(e)       On January 28, 2008, certain amendments to each of the following agreements were approved by the Board of Directors of KNBT Bancorp, Inc. (“KNBT”) and Keystone Nazareth Bank & Trust Company (the “Bank”):

•
Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc., National Penn Bancshares, Inc. (“National Penn”), National Penn Bank and Scott V. Fainor; and

•	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc., National Penn Bancshares, Inc. (“National Penn”), National Penn Bank and Sandra L. Bodnyk.

On September 6, 2007, KNBT entered into an Agreement and Plan of Merger (the “Merger Agreement”) with National Penn pursuant to which KNBT will merge with and into National Penn (the “Merger”).  The purpose of the amendments was to make changes necessary to ensure that such agreements comply with the final regulations issued under Section 409A of the Code as required by the Merger Agreement as well as to take into account the Merger.  The amended and restated employment agreements are effective as of the Effective Time (as such term is defined in the Merger Agreement) of the Merger which is expected to be February 1, 2008.  National Penn consented to such amendments.  In addition, under the terms of the amended and restated agreements, the annual base salaries of Mr. Fainor and Ms. Bodnyk are $444,945 and $212,180, respectively.

In addition, as previously disclosed, in connection with the Merger, (i) the previously granted performance share awards covering 99,000 shares in the aggregate have been cancelled and (ii) certain options covering in the aggregate 426,000 shares awarded in 2004 and 2005 to directors of KNBT are being amended to provide for the acceleration of vesting upon completion of the Merger consistent with the terms of the 2004 stock option plan pursuant to which they were granted.  The forms of the cancellation agreement and the stock option agreement amendment are attached hereto as Exhibits 10.3 and 10.4, respectively.

The foregoing description is qualified in its entirety by reference to the agreements, copies of which are attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and incorporated herein by reference thereto.

(f)	Not applicable.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc., National Penn Bancshares, Inc., National Penn Bank and Scott V. Fainor
10.2	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc., National Penn Bancshares, Inc., National Penn Bank and Sandra L. Bodnyk
10.3	Form of Performance Share Award Cancellation Agreement
10.4	Form of Amendment Number 1 to Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KNBT BANCORP, INC.

Date: February 1, 2008	By:	/s/ Eugene T. Sobol
Eugene T. Sobol
Senior Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc., National Penn Bancshares, Inc., National Penn Bank and Scott V. Fainor
10.2	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc., National Penn Bancshares, Inc., National Penn Bank and Sandra L. Bodnyk
10.3	Form of Performance Share Award Cancellation Agreement
10.4	Form of Amendment Number 1 to Stock Option Agreement